Exhibit 10.4
EXECUTION VERSION

FIRST AMENDED AND RESTATED LEASE AND ACCESS AGREEMENT
(East Tulsa)
BETWEEN
HOLLY REFINING & MARKETING-TULSA LLC,
AS LESSOR
AND
HEP TULSA LLC
AND
HOLLY ENERGY STORAGE-TULSA LLC,
AS LESSEES
March 31, 2010

TABLE OF CONTENTS

		Page No.
	ARTICLE I
	DEFINITIONS AND CONSTRUCTION
	2

1.1	Certain Defined Terms	2
1.2	References	5
1.3	Headings	5

	ARTICLE II
	DEMISE OF PREMISES AND TERM
	6

2.1	Demise of Premises and Term	6
2.2	Access	6
2.3	Rent	7
2.4	Place of Payment	7
2.5	Net Lease	7

	ARTICLE III
	CONDUCT OF BUSINESS
	7

3.1	Use of Premises	7
3.2	Waste	7
3.3	Governmental Regulations	7
3.4	Air Quality Permits	8
3.5	Utilities	8

	ARTICLE IV
	ALTERATIONS, ADDITIONS AND IMPROVEMENTS
	8

	ARTICLE V
	MAINTENANCE OF PREMISES
	9

5.1	Maintenance by Lessee	9
5.2	Operation of Premises	9
5.3	Surrender of Premises	9
5.4	Release of Hazardous Substances	9

	ARTICLE VI
	TAXES, ASSESSMENTS
	10

6.1	Lessee’s Obligation to Pay	10
6.2	Manner of Payment	10

i

		Page No.
	ARTICLE VII
	EMINENT DOMAIN; CASUALTY; INSURANCE
	11

7.1	Total Condemnation of Premises	11
7.2	Partial Condemnation	11
7.3	Damages and Right to Additional Property	11
7.4	Insurance	11

	ARTICLE VIII
	ASSIGNMENT AND SUBLETTING
	12

8.1	Assignment and Subletting	12
8.2	Release of Lessor	12
8.3	Release of Lessee	12

	ARTICLE IX
	DEFAULTS; REMEDIES; TERMINATION
	12

9.1	Default by Lessee	12
9.2	Lessor’s Remedies	12
9.3	Default by Lessor	13
9.4	Lessee’s Remedies	13

	ARTICLE X
	INDEMNITY
	13

10.1	Indemnification by Lessor	13
10.2	Indemnification by Lessee	14
10.3	Matters Involving a Third Party	14
10.4	Survival	15
10.5	Ancillary Agreements	15

	ARTICLE XI
	GENERAL PROVISIONS
	15

11.1	Estoppel Certificates	15
11.2	Severability	15
11.3	Time of Essence	15
11.4	Captions	15
11.5	Entire Agreement; Amendment	15
11.6	Schedules and Exhibits	15
11.7	Notices	15
11.8	Waivers	16
11.9	No Partnership	17
11.10	No Third Party Beneficiaries	17
11.11	Waiver of Landlord’s Lien	17
11.12	Mutual Cooperation; Further Assurances	17

EXHIBITS AND SCHEDULES

Exhibits

Exhibit A	—	Description of Premises
Exhibit B	—	Memorandum of Lease

Schedules

Schedule 1.1(b)	—	Matters which are not part of the Premises
Schedule 7.4	—	Insurance Requirements

FIRST AMENDED AND RESTATED LEASE AND ACCESS AGREEMENT
(East Tulsa)
     THIS FIRST AMENDED AND RESTATED LEASE AND ACCESS AGREEMENT (EAST TULSA) (this “Lease”) is made and entered into to be effective as of 11:59 p.m. Dallas, Texas time on the 31st day of March, 2010, between HOLLY REFINING & MARKETING-TULSA LLC, a limited liability company organized and existing under the laws of Delaware (herein called “Lessor”), HEP TULSA LLC, a limited liability company organized and existing under the laws of Delaware (“HEP Tulsa”), and HOLLY ENERGY STORAGE-TULSA LLC, a limited liability company organized and existing under the laws of Delaware (“HEP Storage-Tulsa,” and collectively with HEP Tulsa, herein called “Lessees”). Lessor and Lessees are each referred to individually as a “Party” and collectively as the “Parties.”
W I T N E S S E T H:
     WHEREAS, pursuant to the terms of that certain Asset Sale and Purchase Agreement, dated October 19, 2009 (the “Group 1 Purchase Agreement”), among Lessor and HEP Tulsa, as Buyers, and Sinclair Tulsa Refining Company, as Seller, Lessor acquired certain refining assets and other related assets located on the Refinery Site (defined below) and HEP Tulsa acquired the Group 1 Assets (defined below);
     WHEREAS, in connection with the closing of the transactions contemplated by the Group 1 Purchase Agreement, Lessor and HEP Tulsa entered into that certain Lease and Access Agreement (East Tulsa Refinery) dated December 1, 2009, between Lessor and HEP Tulsa (the “Original Lease and Access Agreement”) to, among other things, lease from Lessor the real property at the Refinery Site (defined below) underlying the Group 1 Assets (defined below);
     WHEREAS, also in connection with the closing of the transactions contemplated by the Group 1 Purchase Agreement, Lessor and HEP Tulsa entered into that certain Site Services Agreement (Tulsa East) dated December 1, 2009 (the “Original Site Services Agreement”) to provide HEP Tulsa with shared use of certain services, utilities, materials and facilities that are necessary to operate and maintain the Group 1 Assets as operated and maintained prior to the execution of the Original Site Services Agreement;
     WHEREAS, pursuant to an LLC Interest Purchase Agreement dated March 31, 2010, by and between HEP Tulsa and HEP Refining, L.L.C., as Buyers, Lessor and Lea Refining Company, as Sellers, and Holly Corporation (the “Group 2 Purchase Agreement”), Lessee acquired from Lessor all of the issued and outstanding membership interests of HEP Storage-Tulsa;
     WHEREAS, HEP Storage-Tulsa is the owner of the Group 2 Assets (defined below), which, together with the Group 1 Assets, are referred to as the “Relevant Assets”;
     WHEREAS, simultaneously herewith, in connection with the closing of the transactions contemplated by the Group 2 Purchase Agreement, the Parties shall execute an Amended and Restated Site Services Agreement (the “Site Services Agreement”), amending and restating the Original Site Services Agreement in its entirety; and

     WHEREAS, also in connection with the closing of the transactions contemplated by the Group 2 Purchase Agreement, Lessor and Lessees desire to amend and restate the Original Lease and Access Agreement as provided herein.
     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual agreements hereinafter set forth, Lessor and Lessees covenant and agree as follows:
ARTICLE I
DEFINITIONS AND CONSTRUCTION
     1.1 Certain Defined Terms. Unless the context otherwise requires, the following terms shall have the respective meanings set forth in this Section 1.1:
     “Additional Improvements” shall have the meaning ascribed to such term in Article IV.
     “Affiliates” shall have the meaning ascribed to such term in the Site Services Agreement.
     “Ancillary Agreements” means collectively, the Purchase Agreements, the Site Services Agreement, the Throughput Agreement, and any other agreement executed by any of the parties hereto in connection with the Lessees’ acquisition and ownership of the Relevant Assets that has not been amended and restated or superseded.
     “Bankruptcy Event” shall have the meaning ascribed to such term in the Site Services Agreement.
     “Casualty Event” shall have the meaning ascribed to such term in Section 7.3.
     “Claims” shall have the meaning ascribed to such term in Section 10.1.
     “Commencement Date” shall have the meaning ascribed to such term in Section 2.1.
     “Connection Facilities” shall have the meaning ascribed to such term in the Site Services Agreement.
     “Environmental Law” or “Environmental Laws” means all federal, state, and local laws, statutes, rules, regulations, orders, and ordinances, now or hereafter in effect, relating to protection of the environment including, without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act, the Superfund Amendments Reauthorization Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Oil Pollution Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, and other environmental conservation and protection laws, each as amended from time to time.
     “Force Majeure” means acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, storms, floods, washouts, arrests, the order of any Governmental Authority having jurisdiction while the same is in force and effect, civil disturbances, explosions, breakage, accident to machinery, storage tanks or lines of pipe, inability to obtain or unavoidable delay in obtaining material or equipment, and any other causes whether of the kind herein enumerated or otherwise not reasonably within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to prevent or overcome.
     “Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.
     “Group 1 Assets” means the HEP Tulsa Assets, as such term is defined in the Group 1 Purchase Agreement.
     “Group 1 Purchase Agreement” shall have the meaning set forth in the Recitals.
     “Group 2 Assets” means the Transferred Tulsa East Assets, as such term is defined in the Group 2 Purchase Agreement.
     “Group 2 Purchase Agreement” shall have the meaning set forth in the Recitals.
     “Indemnified Party” means the Party seeking indemnification under Section 10.1 or Section 10.2.
     “Hazardous Substances” means (a) any substance that is designated, defined, or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance, or that is otherwise regulated under any Environmental Law, including, without limitation, any hazardous substance as defined under the Comprehensive Environmental Response, Compensation, and Liability Act, and (b) petroleum, crude oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other refined petroleum hydrocarbons.
     “HEP Storage-Tulsa” shall have the meaning ascribed to such term in the preface to this Lease.
     “HEP Tulsa” shall have the meaning ascribed to such term in the preface to this Lease.
     “Indemnifying Party” means the Party required to provide indemnification under Section 10.1 or Section 10.2.
     “Laws” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination of, any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.

     “Lease” shall have the meaning ascribed to such term in the preface to this Lease.
     “Lessees” shall have the meaning ascribed to such term in the preface to this Lease.
     “Lessee Indemnified Parties” shall have the meaning ascribed to such term in Section 10.1.
     “Lessee Release” shall have the meaning ascribed to such term in Section 11.13.
     “Lessees’ Parties” shall have the meaning ascribed to such term in Section 2.2(a).
     “Lessor” shall have the meaning ascribed to such term in the preface to this Lease.
     “Lessor Indemnified Parties” shall have the meaning ascribed to such term in Section 10.2.
     “Lessor’s Parties” shall have the meaning ascribed to such term in Section 2.2(b).
     “Original Lease and Access Agreement” shall have the meaning set forth in the Recitals.
     “Original Site Services Agreement” shall have the meaning set forth in the Recitals.
     “Party” and “Parties” shall have the meanings ascribed to such term in the preface to this Lease.
     “Permits” means all permits, licenses, franchises, authorities, consents, and approvals, as necessary under applicable Laws, including Environmental Laws, for operating the Relevant Assets and/or the Premises.
     “Person” means any individual or entity, including any partnership, corporation, association, joint stock company, trust, joint venture, limited liability company, unincorporated organization or Governmental Authority (or any department, agency or political subdivision thereof).
     “Post-Maturity Rate” shall have the meaning ascribed to such term in Section 9.2.
     “Premises” means those certain tracts or parcels of land on which the Relevant Assets are situated, such land being located in the City of Tulsa, Tulsa County, Oklahoma, more particularly described or identified on Exhibit A attached hereto and made a part hereof for all purposes together with all right, title and interest, if any, of Lessor in and to all accretion attaching to the land and any rights to submerged lands or interests in riparian rights or riparian grants owned by Lessor and adjoining the land shown on said Exhibit A, but excluding (i) the Relevant Assets, (ii) the Additional Improvements, and (iii) those matters set forth on Schedule 1.1(b).
     “Purchase Agreements” means the Group 1 Purchase Agreement and the Group 2 Purchase Agreement.

     “Refinery” means Lessor’s refinery located at the Refinery Site.
     “Refinery Site” means that certain tract(s) or parcel(s) of land located in the City of Tulsa, Tulsa County, Oklahoma, on which the Premises are located.
     “Relevant Assets” shall have the meaning set forth in the Recitals.
     “Rent” shall have the meaning ascribed to such term in Section 2.3.
     “Shared Access Facilities” shall have the meaning ascribed to such term in Section 2.2(a).
     “Site Services Agreement” shall have the meaning set forth in the recitals.
     “SUMF Assets” shall have the meaning ascribed to such term in the Site Services Agreement.
     “Taxes” shall have the meaning ascribed to such term in Section 6.1.
     “Term” shall have the meaning ascribed to such term in Section 2.1.
     “Third Party” shall mean a Person which is not (a) Lessor or an Affiliate of Lessor, (b) Lessees or an Affiliate of Lessees or (c) a Person that, after the signing of this Lease becomes a successor entity of Lessor, Lessees or any of their respective Affiliates. An employee of Lessor or Lessees shall not be deemed an Affiliate.
     “Third-Party Claim” shall have the meaning ascribed to such term in Section 10.3.
     “Throughput Agreement” means the First Amended and Restated Pipelines, Tankage and Loading Rack Throughput Agreement (Tulsa East) dated as of the date hereof by and between Lessor and Lessees.
     1.2 References. As used in this Lease, unless a clear contrary intention appears: (a) the singular includes the plural and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, in the case of a Party, only if such successors and assigns are permitted by this Lease, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) reference to any gender includes each other gender; (d) reference to any agreement (including this Lease), document or instrument means such agreement, document, or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of this Lease; (e) reference to any Section means such Section of this Lease, and references in any Section or definition to any clause means such clause of such Section or definition; (f) “hereunder”, “hereof”, “hereto” and words of similar import will be deemed references to this Lease as a whole and not to any particular Section or other provision hereof or thereof; (g) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; and (h) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and ‘through” means “through and including.”

     1.3 Headings. The headings of the Sections of this Lease and of the Schedules and Exhibits are included for convenience only and shall not be deemed to constitute part of this Lease or to affect the construction or interpretation hereof or thereof.
ARTICLE II
DEMISE OF PREMISES AND TERM
     2.1 Demise of Premises and Term.
          (a) In consideration of the rents, covenants, and agreements set forth herein and subject to the terms and conditions hereof, Lessor hereby leases to Lessees and Lessees hereby lease from Lessor, the Premises for a term commencing on the effective date hereof (the “Commencement Date”) and ending at midnight on the date which is fifty (50) years after the date hereof, and after such date the term of this Lease shall be automatically renewed for a maximum of four (4) successive ten-year periods thereafter (the “Term”); provided, however, Lessees may terminate this Lease at the end of such initial period or any subsequent ten-year period by delivering written notice to Lessor, on or before 180 days prior to the end of any such period, that Lessees have elected to terminate this Lease.
          (b) At Lessees’ option, Lessees may terminate this Lease, by providing written notice to Lessor on or before 180 days prior to the desired termination date if Lessees cease to operate the Relevant Assets and Additional Improvements or ceases its business operations. In the event of such termination pursuant to this Section 2.1(b), Lessor shall retain one half of the remaining Rent (as defined below) for the then current 12-month rental period as set forth in Section 2.3 below as its sole and exclusive remedy for such early termination and shall refund to Lessees the remaining Rent.
     2.2 Access.
          (a) Lessor hereby grants to Lessees and their respective Affiliates, agents, employees and contractors (collectively, “Lessees’ Parties”) free of charge, an irrevocable, non-exclusive right of access to and use of those portions of the Refinery Site that are reasonably necessary for access to and/or the operation of the Relevant Assets and Additional Improvements by Lessees as a stand-alone enterprise, all so long as such access and use by any of Lessees’ Parties does not unreasonably interfere in any material respect with Lessor’s operations at the Refinery Site and complies with Lessor’s rules, norms and procedures governing safety and security at the Refinery Site. The facilities on the Refinery Site that are subject to the access and use rights provided under this Section, are referred to herein as the “Shared Access Facilities”. Notwithstanding the foregoing, the provisions of this Section 2.2(a) shall relate only to access and use of the Shared Access Facilities, and the Site Services Agreement shall cover all services that are to be provided by Lessor under the terms of the Site Services Agreement.
          (b) Lessor hereby retains for itself and its Affiliates, agents, employees and contractors (collectively, “Lessor’s Parties”), the right of access to all of the Premises and the Relevant Assets (i) to determine whether the conditions and covenants contained in this Lease are being kept and performed, (ii) to comply with Environmental Laws, and (iii) to inspect, maintain, repair, improve and operate the SUMF Assets and the Shared Access Facilities and any

assets of Lessor located on the Premises or to install or construct any structures or equipment necessary for the maintenance, operation or improvement of any such assets or the installation, construction or maintenance of any Connection Facilities, all so long as such access by Lessor’s Parties does not unreasonably interfere in any material respect with Lessees’ operations on the Premises and complies with Lessees’ rules, norms and procedures governing safety and security at the Premises.
     2.3 Rent. As rental for the Premises during the Term, Lessees agree to pay to Lessor for each 12-month period of the Term One Hundred and 00/100 ($100.00) (the “Rent”) on or before the 1st day of each 12-month period, the first such payment being due within 30 days of the Commencement Date of the Term.
     2.4 Place of Payment. All Rent shall be payable in lawful money of the United States of America at Lessor’s address set forth in Section 11.7.
     2.5 Net Lease. Except as herein otherwise expressly provided in this Lease and in the Ancillary Agreements, this is a net lease and Lessor shall not at any time be required to pay any utility charges or any costs associated with the maintenance, repair, alteration or improvement of the Premises or to provide any services or do any act or thing with respect to the Premises or any part thereof or any appurtenances thereto, and the Rent reserved herein shall be paid without any claim on the part of Lessees for diminution, setoff or abatement and nothing shall suspend, abate or reduce any Rent to be paid hereunder, except as expressly provided herein.
ARTICLE III
CONDUCT OF BUSINESS
     3.1 Use of Premises. Lessees shall have the right to use the Premises for the purpose of owning, operating, maintaining, repairing, replacing, improving, and expanding the Relevant Assets and the Additional Improvements and for any other lawful purpose associated with the operation and ownership of the Relevant Assets and the Additional Improvements.
     3.2 Waste. Subject to the obligations of Lessor under the Ancillary Agreements, Lessees shall not commit, or suffer to be committed, any waste to the Premises, ordinary wear and tear or casualty excepted.
     3.3 Governmental Regulations. Subject to the obligations of Lessor to Lessees under this Lease and the Ancillary Agreements including the indemnity provisions contained in the Ancillary Agreements, each Lessee shall, at such Lessee’s sole cost and expense, at all times comply with all applicable requirements (including requirements under Environmental Laws) of all Governmental Authorities now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe all Laws now in force or which may hereafter be in force pertaining to the Premises or the use, maintenance or operation thereof. Each Lessee shall give prompt written notice to Lessor of such Lessee’s receipt from time to time of any notice of non-compliance, order or other directive from any court or other Governmental Authority under Environmental Laws relating to the Premises. If Lessor reasonably believes at any time that any Lessee is not complying with all applicable legal requirements (including requirements under

Environmental Laws) with respect to the Relevant Assets and Additional Improvements, it will provide reasonable notice to Lessees of such condition. If such Lessee fails to take appropriate action to cause such assets to comply with applicable Laws or take other actions required under applicable Laws within 30 days of Lessor’s reasonable notice, Lessor may, without further notice to such Lessee, take such actions for such Lessee’s account. Within 30 days following the date Lessor delivers to such Lessee evidence of payment for those actions by Lessor reasonably necessary to cause the Relevant Assets and Additional Improvements to achieve compliance with applicable Laws because of Lessees’ failure to do so, such Lessee shall reimburse Lessor all amounts paid by Lessor on such Lessee’s behalf.
     3.4 Air Quality Permits. Notwithstanding Lessees’ obligation to maintain and operate the Relevant Assets and Additional Improvements and comply with applicable Laws, Lessor and Lessees acknowledge that Lessor may, as required by any applicable Governmental Authorities, maintain air quality permits in its name. Consequently and also for the ease of administration, Lessor may maintain in its name the air quality permits and other authorizations applicable to all, or part of, the Relevant Assets and Additional Improvements and may be responsible for making any reports or other notifications to Governmental Authorities pursuant to such permits or Laws. Except as provided in the preceding sentence, nothing in this Lease shall reduce Lessees’ obligations under Laws with respect to the Relevant Assets and Additional Improvements.
     3.5 Utilities. Lessor shall provide all utilities (electricity, natural gas, water, steam, etc.) necessary for Lessees’ operation of the Relevant Assets and the Additional Improvements in accordance with the provisions of the Site Services Agreement.
ARTICLE IV
ALTERATIONS, ADDITIONS AND IMPROVEMENTS
     Subject to the provisions of this Article IV, Lessees may make any alterations, additions, improvements or other changes to the Premises and the Relevant Assets as may be necessary or useful in connection with the operation of the Relevant Assets (collectively, the “Additional Improvements”). If such Additional Improvements require alterations, additions or improvements to the Premises or any of the Shared Access Facilities, Lessees shall notify Lessor in writing in advance and the parties shall negotiate in good faith any increase to the fees paid by Lessees under the Site Services Agreement by Lessees or otherwise provide for reimbursement of any material increase in cost (if any) to Lessor under the Site Services Agreement that results from any modifications to the Premises or the Shared Access Facilities necessary to accommodate the Additional Improvements, or as otherwise mutually agreed by the parties. Any alteration, addition, improvement or other change to the Premises, Relevant Assets or Additional Improvements (and, if agreed by Lessees and Lessor, to the Shared Access Facilities) by Lessees shall be made in a good and workmanlike manner and in accordance with all applicable Laws. The Relevant Assets and all Additional Improvements shall remain the property of Lessees and shall be removed by Lessees within one (1) year after termination of this Lease (provided that such can be removed by Lessees without unreasonable damage or harm to the Premises) or, at Lessees’ option exercisable by notice to Lessor, surrendered to Lessor upon the termination of this Lease. Lessees shall not have the right or power to create or permit any lien of any kind or character on the Premises by reason of repair or construction or other work. In the event any such lien is filed against the Premises, Lessees shall cause such lien to be discharged or bonded within thirty (30) days of the date of filing thereof.
ARTICLE V
MAINTENANCE OF PREMISES
     5.1 Maintenance by Lessees. Except as otherwise expressly provided in this Article V and in Article VII or elsewhere in this Lease and subject to the obligations of Lessor and Lessees under the Ancillary Agreements, including any indemnity provisions contained in the Ancillary Agreements, Lessees shall at their sole cost, risk and expense at all times keep the Premises and Additional Improvements (to the extent such Additional Improvements are located on the Shared Access Facilities) in good order and repair and make all necessary repairs thereto, structural and nonstructural, ordinary and extraordinary, and unforeseen and foreseen. When used in this Section 5.1, the term “repairs” shall include all necessary replacements, renewal, alterations and additions. All repairs made by Lessees shall be made in accordance with normal and customary practices in the industry, in a good and workmanlike manner, and in accordance with all applicable Laws.
     5.2 Operation of Premises. Subject to the obligations of Lessor and Lessees in this Lease and under the Ancillary Agreements, including any indemnity provisions contained in the Ancillary Agreements, Lessees covenant and agree to operate the Relevant Assets and Additional Improvements located on the Premises in accordance with normal and customary practices in the industry and all applicable Laws and other requirements of applicable Governmental Authorities now in force, or which may hereafter be in force, pertaining to the Premises or the use or operation thereof.
     5.3 Surrender of Premises. Lessees shall at the expiration of the Term or at any earlier termination of this Lease, surrender the Premises to Lessor in as good condition as it received the same, ordinary wear and tear, and limitations permitted by Article VII excepted and in accordance with the provisions of Article IV.
     5.4 Release of Hazardous Substances. Lessees shall give prompt notice to Lessor of any release of any Hazardous Substances on or at the Premises not in compliance with Environmental Laws that occur during the Term. Lessor shall immediately take all steps necessary to contain or remediate (or both) any such release and provide any governmental notifications required by Law. If Lessor believes at any time that any Lessee is failing to contain or remediate in compliance with all applicable Laws (including Environmental Laws) any release arising from such Lessee’s operation of the Relevant Assets or Additional Improvements or such Lessee’s failure to comply with its obligations pursuant to this Lease, Lessor will provide reasonable notice to Lessees of such failure. If such Lessee fails to take appropriate action to contain or remediate such a release or take other actions required under applicable Laws or this Lease within 30 days of Lessor’s reasonable notice, Lessor may, without further notice to Lessees, take such actions for such Lessee’s account. Within 30 days following the date Lessor delivers to Lessees evidence of payment for those actions by Lessor reasonably necessary to contain or remediate a release or otherwise achieve compliance with applicable Laws or this Lease because of any Lessee’s failure to do so, such Lessee shall reimburse Lessor all amounts paid by Lessor on such Lessee’s behalf.

ARTICLE VI
TAXES, ASSESSMENTS
     6.1 Lessees’ Obligation to Pay. Lessees shall pay during the Term, all federal, state and local real and personal property ad valorem taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, including assessments for public improvements or benefits assessed against the Premises, or improvements situated thereon, including the Relevant Assets and all Additional Improvements (but excluding any Shared Access Facilities and any SUMF Assets) for the period after the Commencement Date, that are payable to any lawful authority assessed against or with respect to the Premises or the use or operation thereof during the Term, including any federal, state or local income, gross receipts, withholding, franchise, excise, sales, use, value added, recording, transfer or stamp tax, levy, duty, charge or withholding of any kind imposed or assessed by any federal, state or local government, agency or authority, together with any addition to tax, penalty, fine or interest thereon, other than state or U.S. federal income tax imposed upon the taxable income of Lessor and any franchise taxes imposed upon Lessor (such taxes and assessments being hereinafter called “Taxes”). In the event that Lessees fail to pay their share of such Taxes in accordance with the provisions of this Section 6.1 prior to the time the same become delinquent, Lessor may pay the same and Lessees shall reimburse Lessor all amounts paid by Lessor on Lessees’ behalf within 30 days following the date Lessor delivers to Lessees evidence of such payment.
     6.2 Manner of Payment. Upon notice by Lessees to Lessor, Lessor and Lessees shall use commercially reasonable efforts to cause the Premises and the Relevant Assets (including all Additional Improvements but excluding Shared Access Facilities and any SUMF Assets) to be separately assessed for purposes of Taxes as soon as reasonably practicable following the Commencement Date (to the extent allowed by applicable Law). During the Term but subject to the provisions of Section 6.1, Lessees shall pay all Taxes assessed directly against the Premises, the Relevant Assets and the Additional Improvements (but excluding the Shared Access Facilities and any SUMF Assets) directly to the applicable taxing authority prior to delinquency and shall promptly thereafter provide Lessor with evidence of such payment. Until such time as Lessor and Lessees can cause the Premises, the Relevant Assets and the Additional Improvements (but excluding the Shared Access Facilities and any SUMF Assets) to be separately assessed as provided above, Lessees shall reimburse Lessor, upon request, for any such Taxes paid by Lessor to the applicable taxing authorities (such reimbursement to be based upon the mutual agreement of the Lessor and Lessees as to the portion of such Taxes attributable to the Premises, the Relevant Assets and the Additional Improvements), subject to the terms of Section 6.1. The certificate issued or given by the appropriate officials authorized or designated by law to issue or give the same or to receive payment of such Taxes shall be prima facie evidence of the existence, payment, nonpayment and amount of such Taxes. Lessees may contest the validity or amount of any such Taxes or the valuation of the Premises and/or the Relevant Assets and the Additional Improvements (to the extent any of the foregoing may be separately issued), at Lessees’ sole cost and expense, by appropriate proceedings, diligently conducted in good faith in accordance with applicable Law. If Lessees contest such items then Lessor shall cooperate with Lessees in any such contesting of the validity or amount of any such Taxes or the valuation of the Premises and/or the Relevant Assets and the Additional Improvements. Taxes for the first and last years of the Term shall be prorated between the Parties based on the portions of such years that are coincident with the applicable tax years and for which each applicable Party is responsible.
ARTICLE VII
EMINENT DOMAIN; CASUALTY; INSURANCE
     7.1 Total Condemnation of Premises. If the whole of the Premises are acquired or condemned by eminent domain for any public or quasi-public use or purpose, then this Lease shall terminate as of the date title vests in any public agency. All rentals and other charges owing hereunder shall be prorated as of such date.
     7.2 Partial Condemnation. If any part of the Premises is acquired or condemned as set forth in Section 7.1, and if in Lessees’ reasonable opinion such partial taking or condemnation renders the Premises unsuitable for the business of Lessees, then this Lease shall terminate at Lessees’ election as of the date title vests in any public agency, provided Lessees deliver to Lessor written notice of such election to terminate within 60 days following the date title vests in such public agency. In the event of such termination, all rentals and other charges owing hereunder shall be prorated as of such effective date of termination.
     7.3 Damages and Right to Additional Property. Lessor shall be entitled to any award and all damages payable as a result of any condemnation or taking of the fee title of the Premises, provided that the net amount which may be awarded or tendered to Lessor in such condemnation proceedings (less all legal and other expenses incurred by Lessor in connection with such taking) shall (as long as no Lessee is then in default hereunder) be used to pay for any restoration by Lessees of the Relevant Assets, the Additional Improvements and/or the remainder of the Premises hereof to the extent Lessees desire any of the same to be restored. Lessees shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by any Lessee in such Lessee’s own right on account of any and all damage to the Relevant Assets, the Additional Improvements and/or such Lessee’s business by reason of the condemnation, including loss of value of any unexpired portion of the Term, and for or on account of any cost or loss to which such Lessee might be put in removing such Lessee’s personal property, fixtures, leasehold improvements and equipment, including the Relevant Assets and the Additional Improvements, from the Premises.
          During any periods of time during which the Relevant Assets and/or Additional Improvements are destroyed, damaged, or are being restored or reconstructed (each a “Casualty Event”) under the terms of this Section, Rent hereunder shall be abated in the proportion that Lessees’ use thereof is impacted by such Casualty Event, on the condition that Lessees take commercially reasonable efforts to mitigate the disruption to its business caused by such Casualty Event.
     7.4 Insurance. Except as otherwise agreed by Lessor and Lessees, Lessees shall, at all times, maintain or cause to be maintained insurance with respect to the Premises, the Relevant Assets and the Additional Improvements in accordance with the requirements identified on Schedule 7.4 hereto.

ARTICLE VIII
ASSIGNMENT AND SUBLETTING
     8.1 Assignment and Subletting. This Agreement may be assigned in connection with, and subject to the terms and conditions set forth in Section 13(b) of, the Throughput Agreement, which such terms and conditions are incorporated herein by reference.
     8.2 Release of Lessor. Any assignment of this Lease by Lessor in accordance with Section 8.1 shall operate to terminate the liability of Lessor for all obligations under this Lease accruing after the date of any such assignment.
     8.3 Release of Lessees. Any assignment of this Lease by any Lessee in accordance with Section 8.1 shall operate to terminate the liability of such Lessee for all obligations under this Lease accruing after the date of any such assignment.
ARTICLE IX
DEFAULTS; REMEDIES; TERMINATION
     9.1 Default by Lessees. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by a Lessee:
          (a) The failure by a Lessee to make when due any payment of Rent or any other payment required to be made by such Lessee hereunder, if such failure continues for a period of 90 days following written notice from Lessor;
          (b) The failure by a Lessee to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by such Lessee, if such failure continues for a period of 90 days following written notice from Lessor; provided, however, if a reasonable time to cure such default would exceed 90 days, such Lessee shall not be in default so long as such Lessee begins to cure such default within 90 days of receiving written notice from Lessor and thereafter completes the curing of such default within reasonable period of time (under the circumstances) following the receipt of such written notice from Lessor; or
          (c) The occurrence of any Bankruptcy Event.
     9.2 Lessor’s Remedies.
          (a) In the event of any such material default under or material breach of the terms of this Lease by any Lessee, Lessor may, at Lessor’s option, at any time thereafter that such default or breach remains uncured, without further notice or demand, terminate this Lease and Lessees’ right to possession of the Premises and forthwith repossess the Premises by any lawful means in which event Lessees shall immediately surrender possession of the Premises to Lessor; and any such action on the part of Lessor shall be in addition to any other remedy that may be available to Lessor for arrears of Rent or breach of contract, or otherwise, including the right of setoff.
          (b) If, by the terms of this Lease, any Lessee is required to do or perform any act or to pay any sum to a third party, and fails or refuses to do so, Lessor, after 30 days written notice to such Lessee, without waiving any other right or remedy hereunder for such default, may do or perform such act, at such Lessee’s expense, or pay such sum for and on behalf of such Lessee, and the amounts so expended by Lessor shall be repayable on demand, and bear interest from the date expended by Lessor until paid at a rate equal to the lesser of (i) an interest rate equal to the “Prime Rate” as published in The Wall Street Journal, Southwest Edition, in its listing of “Money Rates” plus two percent (2%) or (ii) the maximum non-usurious rate of interest permitted to be charged such Lessee under applicable Law (the “Post-Maturity Rate”). Past due Rent and any other past due payments required hereunder shall bear interest from maturity until paid at the Post-Maturity Rate.
     9.3 Default by Lessor. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessor:
          (a) The failure by Lessor to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by Lessor, if such failure continues for a period of 30 days following written notice from Lessees; provided, however, if a reasonable time to cure such default would exceed 30 days, Lessor shall not be in default so long as Lessor begins to cure such default within 30 days of receiving written notice from Lessees and thereafter completes the curing of such default within a reasonable period of time following the receipt of such written notice from Lessees; or
          (b) The occurrence of a Bankruptcy Event.
     9.4 Lessees’ Remedies. In the event of any such default under or breach of the terms of this Lease by Lessor, Lessees may, at Lessees’ option, at any time thereafter that such default or breach remains uncured, after ten days prior written notice to Lessees, perform any act that Lessor is required to do or perform any act or to pay any sum to a Third Party, at Lessor’s expense (to the extent the terms of this Lease require such performance at Lessor’s expense) or pay such sum for and on behalf of Lessor, and the amounts so expended by Lessees shall be repayable on demand, and bear interest from the date expended by Lessees until paid at the Post-Maturity Rate. Lessees may, at Lessees’ option, deduct any such amounts so expended by Lessees from the Rent and any other amounts owed hereunder or under any Ancillary Agreement and any such action on the part of Lessees shall be in addition to any other remedy that may be available to Lessees for default or breach of contract, or otherwise, including the right of setoff.
ARTICLE X
INDEMNITY
     10.1 Indemnification by Lessor. Lessor agrees to indemnify, defend, protect, save and keep harmless Lessees and their Affiliates and their respective officers, directors, shareholders, unitholders, members, partners, managers, agents, employees, representatives, successors and assigns (collectively, the “Lessee Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, demands, claims (including claims involving strict or absolute liability in tort), actions, suits, costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, the “Claims”) which may be imposed on, incurred by or asserted against any of the Lessee Indemnified Parties, in any way relating to or arising out of (a) any failure to perform any covenant or agreement made or undertaken by Lessor in this Lease, or (b) the exercise of Lessor’s rights and obligations under Section 2.2(b); provided, however, Lessor shall not have any obligation to indemnify the Lessee Indemnified Parties for any such Claim under clauses (a) or (b) to the extent resulting from or arising out of the willful misconduct or negligence (standard negligence or gross negligence) of any of the Lessee Indemnified Parties. To the extent that the Lessee Indemnified Parties in fact receive full indemnification payments from Lessor under the indemnification provisions of this Section 10.1, Lessor shall be subrogated to the Lessee Indemnified Parties’ rights with respect to the transaction or event requiring or giving rise to such indemnity. NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, IN NO EVENT SHALL LESSOR BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES IN TORT, CONTRACT OR OTHERWISE UNDER OR ON ACCOUNT OF THIS LEASE, EXCEPT THOSE PAYABLE TO THIRD PARTIES FOR WHICH LESSOR WOULD BE LIABLE UNDER THIS SECTION.
     10.2 Indemnification by Lessees. Lessees agree to indemnify, defend, protect, save and keep harmless Lessor and its Affiliates, and their respective officers, directors, shareholders, unitholders, members, partners, managers, agents, employees, representatives, successors and assigns (collectively, the “Lessor Indemnified Parties”) from and against any and all Claims which may be imposed on, incurred by or asserted against the Lessor Indemnified Parties, in any way and to the extent relating to or arising out of (a) any failure to perform any covenant or agreement made or undertaken by Lessees in this Lease, but expressly excluding any Claims arising pursuant to Lessees’ non-compliance with any Environmental Law or the release of any Hazardous Substance (such Claims to be addressed pursuant to the indemnification obligations of the Throughput Agreement), or (b) the exercise of Lessees’ rights under Section 2.2(a); provided, however, Lessees shall not have any obligation to indemnify the Lessor Indemnified Parties for any such Claim under clauses (a) or (b) to the extent resulting from or arising out of the willful misconduct or negligence (standard negligence or gross negligence) of any of the Lessor Indemnified Parties. To the extent that the Lessor Indemnified Parties in fact receive full indemnification payments from Lessees under the indemnification provisions of this Section 10.2, Lessees shall be subrogated to the Lessor Indemnified Parties’ rights with respect to the transaction or event requiring or giving rise to such indemnity. NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, IN NO EVENT SHALL LESSEES BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES IN TORT, CONTRACT OR OTHERWISE UNDER OR ON ACCOUNT OF THIS LEASE, EXCEPT THOSE PAYABLE TO THIRD PARTIES FOR WHICH LESSEES WOULD BE LIABLE UNDER THIS SECTION.
     10.3 Matters Involving a Third Party. If any Third Party shall notify either Lessor or Lessees with respect to any action or claim by a Third Party (a “Third-Party Claim”) that may give rise to a right to claim for indemnification against the other Party under Section 10.1 or Section 10.2, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that failure to give timely notice shall not affect the right to indemnification to the extent such failure to give timely notice is not prejudicial to the Indemnifying Party.

     10.4 Survival. Notwithstanding anything contained in this Lease to the contrary, the provisions of this Article X shall survive the expiration or earlier termination of this Lease.
     10.5 Ancillary Agreements. The Ancillary Agreements contain additional indemnity provisions. The indemnities contained in this Article X are in addition to and not in lieu of the indemnity provisions contained in the Ancillary Agreements.
ARTICLE XI
GENERAL PROVISIONS
     11.1 Estoppel Certificates. Lessees and Lessor shall, at any time and from time to time upon not less than 20 days prior written request from the other party, execute, acknowledge and deliver to the other a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which Rent and other charges are paid, and (b) acknowledging that there are not, to the executing party’s knowledge, any uncured defaults on the part of the other party hereunder (or specifying such defaults, if any are claimed). Any such statement may be conclusively relied upon by any prospective purchaser of the Premises or the leasehold evidenced by this Lease or any lender with respect to the Premises or the leasehold evidenced by this Lease. Nothing in this Section 11.1 shall be construed to waive the conditions elsewhere contained in this Lease applicable to assignment or subletting of the Premises by Lessees.
     11.2 Severability; Joint and Several Liability. The invalidity or unenforceability of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity or enforceability of any other provision hereof. Lessees’ obligations and liabilities hereunder are joint and several.
     11.3 Time of Essence. Time is of the essence in the performance of all obligations falling due hereunder.
     11.4 Captions. The headings to Articles, Sections and other subdivisions of this Lease are inserted for convenience of reference only and will not affect the meaning or interpretation of this Lease.
     11.5 Entire Agreement; Amendment. This Lease, including the exhibits and schedules attached hereto, constitutes the entire agreement and understanding between the parties hereto with respect to the lease of the Premises, and supersedes all prior and contemporaneous agreements and undertakings of the parties, in connection herewith. This Lease may be modified in writing only, signed by the parties in interest at the time of modification.
     11.6 Schedules and Exhibits. All schedules and exhibits hereto which are referred to herein are hereby made a part hereof and incorporated herein by such reference.
     11.7 Notices. Any notice or other communication given under this Agreement shall be in writing and shall be (i) delivered personally, (ii) sent by documented overnight delivery service, (iii) sent by email transmission, or (iv) sent by first class mail, postage prepaid (certified or registered mail, return receipt requested). Such notice shall be deemed to have been duly given (x) if received, on the date of the delivery, with a receipt for delivery, (y) if refused, on the date of the refused delivery, with a receipt for refusal, or (z) with respect to email transmissions, on the date the recipient confirms receipt. Notices or other communications shall be directed to the following addresses:
Notices to Lessor:
c/o Holly Corporation
100 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: President
Email address: president@hollycorp.com
with a copy, which shall not constitute notice, but is required in order to giver proper notice, to:
c/o Holly Corporation
100 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: General Counsel
Email address: generalcounsel@hollycorp.com
Notices to any Lessee:
c/o Holly Energy Partners, L.P.
100 Crescent Court, Suite 1600
Dallas, TX 75201
Attn: David Blair
Email address: SVP-HEP@hollyenergy.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:
c/o Holly Energy Partners, L.P.
100 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: General Counsel
Email address: generalcounsel@hollycorp.com
          Any Party may at any time change its address for service from time to time by giving notice to the other Parties in accordance with this Section 11.7.
     11.8 Waivers. No waiver or waivers of any breach or default or any breaches or defaults by either Party of any term, condition or liability of or performance by the other party of any duty or obligation hereunder shall be deemed or construed to be a waiver or waivers of subsequent breaches or defaults of any kind, character or description under any circumstance. The acceptance of Rent hereunder by Lessor shall not be a waiver of any preceding breach by any Lessee of any provision hereof, other than the failure of such Lessee to pay the particular Rent so accepted, regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such Rent.
     11.9 No Partnership. The relationship between Lessor and Lessees at all times shall remain solely that of landlord and tenant and shall not be deemed a partnership or joint venture.
     11.10 No Third Party Beneficiaries. Subject to the provisions of Article X and Section 11.14 hereof, this Lease inures to the sole and exclusive benefit of Lessor and Lessees, their respective Affiliates, successors, legal representatives, sublessees and assigns, and confers no benefit on any third party.
     11.11 Waiver of Landlord’s Lien. To the extent permitted by Law, Lessor hereby expressly waives any and all liens (constitutional, statutory, contractual or otherwise) upon Lessees’ personal property now or hereafter installed or placed in or on the Premises, which otherwise might exist to secure payment of the sums herein provided to be paid by Lessees to Lessor.
     11.12 Mutual Cooperation; Further Assurances. Upon request by either Party from time to time during the Term, each Party hereto agrees to execute and deliver all such other and additional instruments, notices and other documents and do all such other acts and things as may be reasonably necessary to carry out the purposes of this Lease and to more fully assure the Parties’ rights and interests provided for hereunder. Lessor and each Lessee agrees to reasonably cooperate with the other on all matters relating to required Permits and regulatory compliance by either Lessees or Lessor in respect of the Premises so as to ensure continued full operation of the Premises by Lessees pursuant to the terms of this Lease.
     11.13 Recording. Upon the request of Lessor or Lessees, Lessor and Lessees shall execute, acknowledge, deliver and record a “short form” memorandum of this Lease in the form of Exhibit B attached hereto and made a part hereof for all purposes. Promptly upon request by Lessor at any time following the expiration or earlier termination of this Lease, however such termination may be brought about, Lessees shall execute and deliver to Lessor an instrument, in recordable form, evidencing the termination of this Lease and the release by Lessees of all of Lessees’ right, title and interest in and to the Premises existing under and by virtue of this Lease (the “Lessee Release”) and each Lessee grants Lessor an irrevocable power of attorney coupled with an interest for the purpose of executing the Lessee Release in the name of the Lessees. This Section 11.13 shall survive the termination of this Lease.
     11.14 Binding Effect. Except as herein otherwise expressly provided, this Lease shall be binding upon and inure to the benefit of the Parties and their respective successors, sublessees and assigns. Nothing in this Section shall be construed to waive the conditions elsewhere contained in this Lease applicable to assignment or subletting of the Premises by the Parties.
     11.15 Choice of Law. The provisions of this Lease shall be governed by and construed in accordance with the laws of the State of Oklahoma, excluding any conflicts-of-law rule or principle that might require the application of laws of another jurisdiction.

     11.16 Warranty of Peaceful Possession. Lessor covenants and warrants that Lessees, upon paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessees’ part to be observed and performed hereunder, may peaceably and quietly have, hold, occupy, use and enjoy, and, subject to the terms of this Lease, shall have the full, exclusive, and unrestricted use and enjoyment of, all the Premises during the Term for the purposes permitted herein, and Lessor agrees to warrant and forever defend title to the Premises against the claims of any and all persons whomsoever lawfully claiming or to claim the same or any part thereof.
     11.17 Force Majeure. In the event of Lessor or any Lessee being rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Lease, other than to make payments due hereunder and the obligations under Section 11.16, it is agreed that on such Party’s giving notice and full particulars of such Force Majeure to the other Party as soon as practicable after the occurrence of the cause relied on, then the obligations of the Parties, so far as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused but for no longer period, and such cause shall, as far as possible, be remedied with all reasonable dispatch. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirements that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the discretion of the Party having the difficulty. Notwithstanding anything in this Lease to the contrary, inability of a Party to make payments when due, be profitable or to secure funds, arrange bank loans or other financing, obtain credit or have adequate capacity or production (other than for reasons of Force Majeure) shall not be regarded as events of Force Majeure.
     11.18 Survival. All obligations of Lessor and Lessees that shall have accrued under this Lease prior to the expiration or earlier termination hereof shall survive such expiration or termination to the extent the same remain unsatisfied as of the expiration or earlier termination of this Lease. Lessor and Lessees further expressly agree that all provisions of this Lease which contemplate performance after the expiration or earlier termination hereof shall survive such expiration or earlier termination of this Lease.
     11.19 AS IS, WHERE IS. SUBJECT TO ALL OF THE OBLIGATIONS OF LESSOR UNDER THIS LEASE INCLUDING THOSE SET FORTH IN ARTICLE V, ARTICLE X AND SECTION 11.16, LESSEES HEREBY ACCEPT THE PREMISES “AS IS”, “WHERE IS”, AND “WITH ALL FAULTS”, AND LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, UNDER THIS LEASE AS TO THE PHYSICAL CONDITION OF THE PREMISES, INCLUDING THE PREMISES’ MERCHANTABILITY, HABITABILITY, CONDITION, FITNESS, OR SUITABILITY FOR ANY PARTICULAR USE OR PURPOSE.
     11.20 Relocation of Pipelines; Amendment. If Lessor elects to move certain pipelines within the Refinery Site, and such relocation of the pipelines requires relocation of any of the Relevant Assets, then this Agreement shall continue in full force and effect; provided, however, the Parties shall execute an amendment hereto reflecting the new location(s) of the Relevant Assets.

     11.21 Option. Following the termination or expiration of the Throughput Agreement, including any renewal, extension, or replacement agreement thereof subject to Section 7 of the Throughput Agreement, Lessor shall have an option, and Lessees hereby grant such option, to purchase the Relevant Assets at a cost equal to the fair market value thereof, as reasonably determined by Lessor and Lessees. In the event that Lessor and Lessees cannot agree as to the fair market value of the Relevant Assets, each party shall select a qualified appraiser. The two appraisers shall give their opinion of the fair market value of the Relevant Assets within 20 days after their retention. In the event the opinions of the two appraisers differ and, after good faith efforts over the succeeding 20-day period, they cannot mutually agree, the appraisers shall immediately and jointly appoint a third qualified appraiser. The third appraiser shall immediately (within five days) choose either the determination of Lessor’s appraiser or Lessees’ appraiser and such choice of this third appraiser shall be final and binding on Lessor and Lessees. Each party shall pay its own costs for its appraiser. Following the determination of the fair market value of the Relevant Assets by the appraisers, the parties shall equally share the costs of any third appraiser. Upon Lessor’s exercise of the option granted pursuant to this Section, Lessor and Lessees shall cooperate to convey the Relevant Assets from Lessees to Lessor. The terms and conditions of this Section 11.21 shall survive the termination or expiration of this Agreement or the Throughput Agreement. If Lessor chooses to exercise its option granted pursuant to this Section, the sale of the Relevant Assets shall be subject to the receipt of any consents or waivers required pursuant to the Amended and Restated Credit Agreement, dated as of August 27, 2007, among Holly Energy Partners — Operating, L.P., the Banks party thereto, and Union Bank, N.A., as Administrative Agent, as such agreement may be amended, restated, otherwise modified or refinanced from time to time.
     11.22 No Novation. This Agreement shall be considered an amendment and restatement of the Original Lease and Access Agreement, and the Original Lease and Access Agreement is hereby ratified, approved and confirmed in every respect, except as amended hereby. This Agreement is not intended to constitute a novation of the Original Lease and Access Agreement and all of the obligations owing by the Parties under the Original Lease and Access Agreement shall continue (from and after the date of this Agreement, as amended hereby).
[Remainder of Page Intentionally Left Blank]

     The parties hereto have executed this Lease to be effective as of the Commencement Date.
LESSOR:

HOLLY REFINING & MARKETING-TULSA LLC, a Delaware limited liability company
By:	/s/ David L. Lamp
David L. Lamp
President

LESSEES:

HEP TULSA LLC, a Delaware limited liability company
By:	/s/ David G. Blair
David G. Blair
Senior Vice President

HOLLY ENERGY STORAGE-TULSA LLC a Delaware limited liability company
By:	/s/ David G. Blair
David G. Blair
President

[Signature Page to First Amended and Restated Lease and Access Agreement (East Tulsa)]

EXHIBIT A
DESCRIPTION OF PREMISES
A tract of land lying in the East Half of the Northwest Quarter and the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Northwest Quarter, said point also being the northwest corner of the said Northeast Quarter;
THENCE South 00°58’59” East, along the common line between the Northwest Quarter and the Northeast Quarter, a distance of 564.68 feet to the POINT OF BEGINNING;
THENCE North 88°53’33” East a distance of 13.95 feet;
THENCE South 00°50’02” East a distance of 1,507.22 feet;
THENCE South 89°42’24” West a distance of 188.15 feet;
THENCE North 00°38’14” West a distance of 291.81 feet;
THENCE South 88°54’13” West a distance of 209.06 feet;
THENCE South 01°49’49” East a distance of 268.80 feet;
THENCE South 87°29’45” West a distance of 115.41 feet;
THENCE South 00°12’20” West a distance of 266.41 feet;
THENCE South 89°05’12” West a distance of 316.77 feet;
THENCE North 01°06’24” West a distance of 282.09 feet;
THENCE continuing North 01°06’24” West a distance of 271.57 feet;
THENCE North 86°34’04” West a distance of 80.75 feet;
THENCE South 89°03’38” West a distance of 427.05 feet to a point on the west line of the East Half of the said Northwest Quarter;
THENCE North 00°54’11” West, along said west line, a distance of 1,550.38 feet;
THENCE South 89°26’14” East a distance of 367.80 feet;
THENCE North 87°38’43” East a distance of 141.55 feet;
THENCE South 00°44’21” East a distance of 801.29 feet;
THENCE North 89°01’16” East a distance of 433.79 feet;

THENCE North 00°09’34” East a distance of 447.85 feet;
THENCE North 88°53’33” East a distance of 377.19 feet to the POINT OF BEGINNING.
Said tract containing 1,856,282 square feet or 42.6144 acres more or less.
A tract of land lying in the East Half of the Southwest Quarter and the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:
COMMENCING at the southeast corner of the said East Half of the Southwest Quarter, said point also being the southwest corner of the said Southeast Quarter;
THENCE North 01°14’16” West, along the common line between the said Southeast and Southwest Quarter a distance of 1,127.81 feet to the POINT OF BEGINNING;
THENCE South 88°43’23” West a distance of 273.63 feet;
THENCE North 01°05’02” West a distance of 787.59 feet;
THENCE North 01°30’42” West a distance of 402.41 feet;
THENCE North 87°22’40” East a distance of 209.33 feet;
THENCE South 86°32’11” East a distance of 50.14 feet;
THENCE South 57°19’41” East, passing at 17.12 feet the common line between the said Southwest Quarter and the Southeast Quarter, and continuing for a total distance of 41.07 feet;
THENCE South 00°55’38” East a distance of 1,167.85 feet;
THENCE South 88°43’23” West a distance of 13.55 feet to the POINT OF BEGINNING.
Said tract containing 344,581 square feet or 7.9105 acres more or less.
A tract of land lying in Government Lot 6 of Section 13 and the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the Southeast Quarter of said Section 14;
THENCE South 01°17’58” East, along the common line between said Sections 13 and 14, a distance of 1,466.75 feet to the POINT OF BEGINNING;
THENCE North 88°37’53” East a distance of 337.54 feet;

THENCE South 00°36’51” East a distance of 375.50 feet;
THENCE South 88°36’24” West a distance of 409.94 feet;
THENCE North 00°10’17” West a distance of 375.72 feet;
THENCE North 88°37’53” East a distance of 69.49 feet to the POINT OF BEGINNING.
Said tract of land containing 153,409 square feet or 3.5218 acres more or less.
A tract of land lying in the East Half of the Southwest Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at southeast corner of the Southwest Quarter of said Section 14;
THENCE South 89°17’34” West, along the south line of the said Southwest Quarter, a distance of 273.89 feet;
THENCE North 00°42’26” West a distance of 319.04 feet to the POINT OF BEGINNING;
THENCE South 88°42’44” West a distance of 394.78 feet;
THENCE South 88°24’34” West a distance of 382.43 feet;
THENCE North 02°48’56” West a distance of 422.64 feet;
THENCE North 01°21’23” West a distance of 787.85 feet;
THENCE North 88°04’21” East a distance of 395.99 feet;
THENCE South 01°30’14” East a distance of 795.92 feet;
THENCE North 89°05’59” East a distance of 387.07 feet;
THENCE South 01°45’27” East a distance of 414.21 feet to the POINT OF BEGINNING.
Said tract containing 640,567 square feet or 14.7054 acres more or less.
A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at southwest corner of the Southeast Quarter of said Section 14;
THENCE North 01°14’16” West, along the west line of the said Southeast Quarter, a distance of

737.88 feet;
THENCE North 88°45’44” East a distance of 118.42 feet to the POINT OF BEGINNING;
THENCE North 00°59’42” West a distance of 366.36 feet;
THENCE North 88°29’12” East a distance of 120.43 feet;
THENCE South 80°02’26” East a distance of 119.54 feet;
THENCE South 73°20’45” East a distance of 75.84 feet;
THENCE South 01°58’57” East a distance of 306.59 feet;
THENCE South 83°09’10” West a distance of 151.16 feet;
THENCE South 89°04’44” West a distance of 164.96 feet to the POINT OF BEGINNING.
Said tract containing 109,842 square feet or 2.5216 acres more or less.
A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southeast Quarter;
THENCE South 01°17’57” East, along the east line of said Southeast Quarter, a distance of 712.02 feet;
THENCE South 89°41’22” West a distance of 244.09 feet;
THENCE South 85°45’23” West a distance of 225.17 feet;
THENCE South 00°55’39” East a distance of 750.57 feet;
THENCE South 88°36’18” West a distance of 405.16 feet;
THENCE South 03°01’49” East a distance of 172.35 feet;
THENCE South 01°12’31” East a distance of 149.87 feet;
THENCE South 88°25’52” West a distance of 134.78 feet;
THENCE South 01°55’23” East a distance of 206.29 feet to the POINT OF BEGINNING;
THENCE North 89°02’26” East a distance of 111.41 feet;
THENCE South 07°07’38” West a distance of 40.12 feet;

THENCE South 02°41’42” East a distance of 52.93 feet;
THENCE South 89°19’36” West a distance of 105.80 feet;
THENCE North 01°56’12” West a distance of 92.11 feet to the POINT OF BEGINNING.
Said tract of land containing 9,850 square feet or 0.2261 acres more or less.
A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southeast Quarter;
THENCE South 01°17’57” East, along the east line of said Southeast Quarter, a distance of 712.02 feet;
THENCE South 89°41’22” West a distance of 244.09 feet;
THENCE South 85°45’23” West a distance of 225.17 feet to the POINT OF BEGINNING;
THENCE South 00°55’39” East a distance of 750.57 feet;
THENCE South 88°36’18” West a distance of 405.16 feet;
THENCE South 03°01’49” East a distance of 172.35 feet;
THENCE South 01°12’31” East a distance of 149.87 feet;
THENCE South 88°25’52” West a distance of 134.78 feet;
THENCE North 01°03’05” West a distance of 494.30 feet;
THENCE North 89°17’16” East a distance of 128.55 feet;
THENCE North 01°00’16” West a distance of 316.69 feet;
THENCE continuing North 01°00’16” West a distance of 273.01 feet;
THENCE North 88°59’37” East a distance of 392.66 feet;
THENCE South 64°59’40” East a distance of 15.02 feet to the POINT OF BEGINNING.
Said tract of land containing 372,460 square feet or 8.5505 acres more or less.
A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:
COMMENCING at the northwest corner of said Northeast Quarter;
THENCE North 89°17’34” East, along the north line of said Northeast Quarter, a distance of 366.03 feet;
THENCE South 00°42’26” East a distance of 212.66 feet to the POINT OF BEGINNING;
THENCE North 89°01’01” East a distance of 60.00 feet;
THENCE South 00°58’59” East a distance of 110.00 feet;
THENCE South 89°01’01” West a distance of 60.00 feet;
THENCE North 00°58’59” West a distance of 110.00 feet to the POINT OF BEGINNING.
Said tract containing 6,600 square feet or 0.1515 acres more or less.
A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:
COMMENCING at the northwest corner of said Northeast Quarter;
THENCE North 89°17’34” East, along the north line of said Northeast Quarter, a distance of 260.93 feet;
THENCE South 00°42’26” East a distance of 193.45 feet to the POINT OF BEGINNING;
THENCE North 89°01’01” East a distance of 70.00 feet;
THENCE South 00°58’59” East a distance of 340.00 feet;
THENCE South 89°01’01” West a distance of 70.00 feet;
THENCE North 00°58’59” West a distance of 340.00 feet to the POINT OF BEGINNING.
Said tract containing 23,800 square feet or 0.5464 acres more or less.
A tract of land lying in the Southeast Quarter of Section 14 and the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at southwest corner of the Southeast Quarter of said Section 14, said point also being the the northwest corner of the Northeast Quarter of said Section 23;

THENCE North 89°17’34” East, along the common line between said Sections 14 and 23, a distance of 883.82 feet to the POINT OF BEGINNING;
THENCE North 01°24’27” West a distance of 1,388.91 feet;
THENCE North 08°33’08” East a distance of 170.84 feet;
THENCE South 81°26’52” East a distance of 20.00 feet;
THENCE South 08°33’08” West a distance of 10.00 feet;
THENCE North 81°26’52” West a distance of 10.00 feet;
THENCE South 08°33’08” West a distance of 38.55 feet;
THENCE South 01°24’27” East a distance of 596.53 feet;
THENCE North 88°35’33” East a distance of 25.00 feet;
THENCE South 01°24’27” East a distance of 25.00 feet;
THENCE South 88°35’33” West a distance of 25.00 feet;
THENCE South 01°24’27” East a distance of 334.27 feet;
THENCE North 88°35’33” East a distance of 61.00 feet;
THENCE South 01°24’27” East a distance of 15.00 feet;
THENCE South 88°35’33” West a distance of 61.00 feet;
THENCE South 01°24’27” East, passing at 537.21 feet the common line between said Sections 14 and 23, and continuing for a total distance of 610.32 feet;
THENCE South 05°22’04” West a distance of 183.62 feet;
THENCE South 01°15’33” East a distance of 475.90 feet;
THENCE North 88°44’27” East a distance of 5.00 feet;
THENCE South 01°15’33” East a distance of 20.00 feet;
THENCE South 88°44’27” West a distance of 15.00 feet;
THENCE North 01°15’33” West a distance of 751.70 feet to the POINT OF BEGINNING.
Said tract containing 58,733 square feet or 1.3483 acres more or less.
A tract of land lying in the East Half of the Northwest Quarter of Section 23, Township 19 North,

Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Northwest Quarter
THENCE South 89°17’34” West, along the north line of the said Northwest Quarter, a distance of 316.92 feet;
THENCE South 00°42’26” East a distance of 12.00 feet to the POINT OF BEGINNING;
THENCE South 00°42’26” East a distance of 30.00 feet;
THENCE South 89°17’34” West a distance of 140.00 feet;
THENCE North 00°42’26” West a distance of 30.00 feet;
THENCE North 89°17’34” East a distance of 140.00 feet to the POINT OF BEGINNING.
Said tract containing 4,200 square feet or 0.0964 acres more or less.

EXHIBIT B
FIRST AMENDED AND RESTATED MEMORANDUM OF LEASE
     THIS FIRST AMENDED AND RESTATED MEMORANDUM OF LEASE (the “Memorandum”) is made and entered into to be effective as of 11:59 p.m. Dallas, Texas time on March 31, 2010 to reflect the existence of a First Amended and Restated Lease and Access Agreement dated of even date herewith, by and between HOLLY REFINING & MARKETING-TULSA LLC, a limited liability company organized and existing under the laws of Delaware, having an office address at 100 Crescent Court, Suite 1600, Dallas, Texas 75201 (“Lessor”), and HEP TULSA LLC, a limited liability company organized and existing under the laws of Delaware, , having an office address at 100 Crescent Court, Suite 1600, Dallas, Texas 75201 (“HEP Tulsa”), and HOLLY ENERGY STORAGE-TULSA LLC, a limited liability company organized and existing under the laws of Delaware (“HEP Storage-Tulsa,” and collectively with HEP Tulsa, “Lessees”). Such First Amended and Restated Lease and Access Agreement is herein referred to as the “Ground Lease”. Lessor and Lessees are collectively referred to as the “Parties” and individually as a “Party”.
RECITALS
     A. This Memorandum amends and restates that certain Memorandum of Lease recorded on or about December 1, 2009 as Document Number 2009122414, in the Official Public Records of Real Property in Tulsa County, Oklahoma.
     B. Lessor is the owner of those certain tracts or parcels of land and appurtenant rights on which the Relevant Assets (as defined below) are situated (“Lessor’s Property”).
     C. Pursuant to the terms of that certain Asset Sale and Purchase Agreement (the “Group 1 Purchase Agreement”), dated October 19, 2009, among Lessor and HEP Tulsa, as Buyers, and Sinclair Tulsa Refining Company, as Seller (“Sinclair”), Lessor acquired certain refining and other related assets and the real property more particularly described on Exhibit A annexed hereto and made a part hereof (the “Premises”), and HEP Tulsa acquired the Group 1 Assets (as such term is defined in the Ground Lease) all of which are located on the Premises.
     D. Pursuant to an LLC Interest Purchase Agreement dated March 31, 2010, by and between HEP Tulsa and HEP Refining Company, L.L.C., as Buyers, Lessor and Navajo Refining Company, L.L.C., as Sellers, and Holly Corporation (the “Group 2 Purchase Agreement”), HEP Tulsa acquired from Lessor all of the issued and outstanding membership interests of HEP Storage-Tulsa;
     E. HEP Storage-Tulsa is the owner of the Group 2 Assets (as such term is defined in the Ground Lease), which, together with the Group 1 Assets, are referred to as the “Relevant Assets,” all of which are located on the Premises.
     F. Lessor has leased the Premises to Lessees pursuant to the terms of the Ground Lease.

     G. Lessor has granted to Lessees certain rights of access and use to those portions of Lessor’s Property that are not part of the Premises (the “Refinery and Terminal Site”).
     H. Lessor and Lessees have entered into the Ground Lease and desire to give public notice of the existence of certain of their rights and agreements thereunder. Capitalized terms which are used but not defined herein shall have the meanings given to them in the full text of the Ground Lease.
     NOW, THEREFORE, the Parties do hereby give public notice as follows:
     1. Term of Ground Lease. The initial Term of the Ground Lease commences on March 31, 2010, and terminates on March 30, 2060, and after such date the Term of the Ground Lease shall be automatically renewed for a maximum of four (4) successive ten-year periods thereafter unless the Term of the Ground Lease is sooner terminated pursuant to the provisions thereof.
     2. Relevant Assets. Pursuant to those certain Bills of Sale dated December 1, 2009, Sinclair granted, sold, conveyed, assigned, transferred, set over, and vested in HEP Tulsa the Group 1 Assets. Pursuant to a Conveyance, Assignment and Bill of Sale of even date herewith, Lessor has granted, sold, conveyed, assigned, transferred, set over, and vested in HEP Storage-Tulsa the Group 2 Assets.
     3. Early Termination Rights. Lessees have the right, in Lessees’ sole and absolute discretion, to terminate the Ground Lease, without penalty or premium, if Lessees cease to operate the Relevant and Additional Improvements, each as defined in the Ground Lease, or ceases its business.
     4. Access Rights of Lessees to the Refinery and Terminal Site. Pursuant to the terms and provisions of the Ground Lease, Lessees have been granted certain non-exclusive access rights to use various portions of the Refinery and Terminal Site.
     5. Reservation of Rights of Lessor of Access to the Premises. Pursuant to the terms of the Ground Lease, Lessor has retained certain rights of access to the Premises for the purposes set forth in the Ground Lease.
     6. Option Rights. Pursuant to the terms of the Ground Lease, Lessor has an option to purchase the Relevant Assets under certain terms and conditions.
     7. Ground Lease Governs. This Memorandum of Lease has been executed and recorded as notice of the Ground Lease in lieu of recording the Ground Lease itself. Lessor and Lessees intend that this instrument be only a memorandum of the Ground Lease, and reference is hereby made to the Ground Lease itself for all of the terms, covenants and conditions thereof. Lessor and Lessees hereby covenant and agree that this Memorandum of Lease is and shall be subject to the terms and conditions more particularly set forth in the Ground Lease. This Memorandum of Lease is not intended to modify, limit or otherwise alter the terms, conditions and provisions of the Ground Lease. In the event of any conflict, ambiguity or inconsistency between the terms and provisions of this Memorandum of Lease and the terms and provisions of the Ground Lease, the terms and provisions of the Ground Lease shall govern, control and prevail.

     IN WITNESS WHEREOF, the undersigned have caused this Memorandum of Lease to be executed as of the date first set forth above.

ATTEST:	LESSOR: HOLLY REFINING & MARKETING-TULSA LLC, a Delaware limited liability company

Name:
Title:
By:
David L. Lamp
President

ATTEST:	LESSEES: HEP TULSA LLC, a Delaware limited liability company

Name:	By:
Title:		David G. Blair
Senior Vice President

ATTEST:	HOLLY ENERGY STORAGE-TULSA LLC, a Delaware limited liability company

Name:
Title:	By:
David G. Blair
President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on                     , 2010, by David L. Lamp, President of HOLLY REFINING & MARKETING-TULSA LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on                     , 2010, by David G. Blair, Senior Vice President of HEP TULSA LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on                     , 2010, by David G, Blair, President of HOLLY ENERGY STORAGE-TULSA LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

Exhibit A
Description of Premises
A tract of land lying in the East Half of the Northwest Quarter and the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Northwest Quarter, said point also being the northwest corner of the said Northeast Quarter;
THENCE South 00°58’59” East, along the common line between the Northwest Quarter and the Northeast Quarter, a distance of 564.68 feet to the POINT OF BEGINNING;
THENCE North 88°53’33” East a distance of 13.95 feet;
THENCE South 00°50’02” East a distance of 1,507.22 feet;
THENCE South 89°42’24” West a distance of 188.15 feet;
THENCE North 00°38’14” West a distance of 291.81 feet;
THENCE South 88°54’13” West a distance of 209.06 feet;
THENCE South 01°49’49” East a distance of 268.80 feet;
THENCE South 87°29’45” West a distance of 115.41 feet;
THENCE South 00°12’20” West a distance of 266.41 feet;
THENCE South 89°05’12” West a distance of 316.77 feet;
THENCE North 01°06’24” West a distance of 282.09 feet;
THENCE continuing North 01°06’24” West a distance of 271.57 feet;
THENCE North 86°34’04” West a distance of 80.75 feet;
THENCE South 89°03’38” West a distance of 427.05 feet to a point on the west line of the East Half of the said Northwest Quarter;
THENCE North 00°54’11” West, along said west line, a distance of 1,550.38 feet;
THENCE South 89°26’14” East a distance of 367.80 feet;
THENCE North 87°38’43” East a distance of 141.55 feet;
THENCE South 00°44’21” East a distance of 801.29 feet;

THENCE North 89°01’16” East a distance of 433.79 feet;
THENCE North 00°09’34” East a distance of 447.85 feet;
THENCE North 88°53’33” East a distance of 377.19 feet to the POINT OF BEGINNING.
Said tract containing 1,856,282 square feet or 42.6144 acres more or less.
A tract of land lying in the East Half of the Southwest Quarter and the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:
COMMENCING at the southeast corner of the said East Half of the Southwest Quarter, said point also being the southwest corner of the said Southeast Quarter;
THENCE North 01°14’16” West, along the common line between the said Southeast and Southwest Quarter a distance of 1,127.81 feet to the POINT OF BEGINNING;
THENCE South 88°43’23” West a distance of 273.63 feet;
THENCE North 01°05’02” West a distance of 787.59 feet;
THENCE North 01°30’42” West a distance of 402.41 feet;
THENCE North 87°22’40” East a distance of 209.33 feet;
THENCE South 86°32’11” East a distance of 50.14 feet;
THENCE South 57°19’41” East, passing at 17.12 feet the common line between the said Southwest Quarter and the Southeast Quarter, and continuing for a total distance of 41.07 feet;
THENCE South 00°55’38” East a distance of 1,167.85 feet;
THENCE South 88°43’23” West a distance of 13.55 feet to the POINT OF BEGINNING.
Said tract containing 344,581 square feet or 7.9105 acres more or less.
A tract of land lying in Government Lot 6 of Section 13 and the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the Southeast Quarter of said Section 14;
THENCE South 01°17’58” East, along the common line between said Sections 13 and 14, a distance of 1,466.75 feet to the POINT OF BEGINNING;

THENCE North 88°37’53” East a distance of 337.54 feet;
THENCE South 00°36’51” East a distance of 375.50 feet;
THENCE South 88°36’24” West a distance of 409.94 feet;
THENCE North 00°10’17” West a distance of 375.72 feet;
THENCE North 88°37’53” East a distance of 69.49 feet to the POINT OF BEGINNING.
Said tract of land containing 153,409 square feet or 3.5218 acres more or less.
A tract of land lying in the East Half of the Southwest Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at southeast corner of the Southwest Quarter of said Section 14;
THENCE South 89°17’34” West, along the south line of the said Southwest Quarter, a distance of 273.89 feet;
THENCE North 00°42’26” West a distance of 319.04 feet to the POINT OF BEGINNING;
THENCE South 88°42’44” West a distance of 394.78 feet;
THENCE South 88°24’34” West a distance of 382.43 feet;
THENCE North 02°48’56” West a distance of 422.64 feet;
THENCE North 01°21’23” West a distance of 787.85 feet;
THENCE North 88°04’21” East a distance of 395.99 feet;
THENCE South 01°30’14” East a distance of 795.92 feet;
THENCE North 89°05’59” East a distance of 387.07 feet;
THENCE South 01°45’27” East a distance of 414.21 feet to the POINT OF BEGINNING.
Said tract containing 640,567 square feet or 14.7054 acres more or less.
A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at southwest corner of the Southeast Quarter of said Section 14;

THENCE North 01°14’16” West, along the west line of the said Southeast Quarter, a distance of 737.88 feet;
THENCE North 88°45’44” East a distance of 118.42 feet to the POINT OF BEGINNING;
THENCE North 00°59’42” West a distance of 366.36 feet;
THENCE North 88°29’12” East a distance of 120.43 feet;
THENCE South 80°02’26” East a distance of 119.54 feet;
THENCE South 73°20’45” East a distance of 75.84 feet;
THENCE South 01°58’57” East a distance of 306.59 feet;
THENCE South 83°09’10” West a distance of 151.16 feet;
THENCE South 89°04’44” West a distance of 164.96 feet to the POINT OF BEGINNING.
Said tract containing 109,842 square feet or 2.5216 acres more or less.
A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southeast Quarter;
THENCE South 01°17’57” East, along the east line of said Southeast Quarter, a distance of 712.02 feet;
THENCE South 89°41’22” West a distance of 244.09 feet;
THENCE South 85°45’23” West a distance of 225.17 feet;
THENCE South 00°55’39” East a distance of 750.57 feet;
THENCE South 88°36’18” West a distance of 405.16 feet;
THENCE South 03°01’49” East a distance of 172.35 feet;
THENCE South 01°12’31” East a distance of 149.87 feet;
THENCE South 88°25’52” West a distance of 134.78 feet;
THENCE South 01°55’23” East a distance of 206.29 feet to the POINT OF BEGINNING;
THENCE North 89°02’26” East a distance of 111.41 feet;

THENCE South 07°07’38” West a distance of 40.12 feet;
THENCE South 02°41’42” East a distance of 52.93 feet;
THENCE South 89°19’36” West a distance of 105.80 feet;
THENCE North 01°56’12” West a distance of 92.11 feet to the POINT OF BEGINNING.
Said tract of land containing 9,850 square feet or 0.2261 acres more or less.
A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southeast Quarter;
THENCE South 01°17’57” East, along the east line of said Southeast Quarter, a distance of 712.02 feet;
THENCE South 89°41’22” West a distance of 244.09 feet;
THENCE South 85°45’23” West a distance of 225.17 feet to the POINT OF BEGINNING;
THENCE South 00°55’39” East a distance of 750.57 feet;
THENCE South 88°36’18” West a distance of 405.16 feet;
THENCE South 03°01’49” East a distance of 172.35 feet;
THENCE South 01°12’31” East a distance of 149.87 feet;
THENCE South 88°25’52” West a distance of 134.78 feet;
THENCE North 01°03’05” West a distance of 494.30 feet;
THENCE North 89°17’16” East a distance of 128.55 feet;
THENCE North 01°00’16” West a distance of 316.69 feet;
THENCE continuing North 01°00’16” West a distance of 273.01 feet;
THENCE North 88°59’37” East a distance of 392.66 feet;
THENCE South 64°59’40” East a distance of 15.02 feet to the POINT OF BEGINNING.
Said tract of land containing 372,460 square feet or 8.5505 acres more or less.

A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:
COMMENCING at the northwest corner of said Northeast Quarter;
THENCE North 89°17’34” East, along the north line of said Northeast Quarter, a distance of 366.03 feet;
THENCE South 00°42’26” East a distance of 212.66 feet to the POINT OF BEGINNING;
THENCE North 89°01’01” East a distance of 60.00 feet;
THENCE South 00°58’59” East a distance of 110.00 feet;
THENCE South 89°01’01” West a distance of 60.00 feet;
THENCE North 00°58’59” West a distance of 110.00 feet to the POINT OF BEGINNING.
Said tract containing 6,600 square feet or 0.1515 acres more or less.
A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:
COMMENCING at the northwest corner of said Northeast Quarter;
THENCE North 89°17’34” East, along the north line of said Northeast Quarter, a distance of 260.93 feet;
THENCE South 00°42’26” East a distance of 193.45 feet to the POINT OF BEGINNING;
THENCE North 89°01’01” East a distance of 70.00 feet;
THENCE South 00°58’59” East a distance of 340.00 feet;
THENCE South 89°01’01” West a distance of 70.00 feet;
THENCE North 00°58’59” West a distance of 340.00 feet to the POINT OF BEGINNING.
Said tract containing 23,800 square feet or 0.5464 acres more or less.
A tract of land lying in the Southeast Quarter of Section 14 and the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at southwest corner of the Southeast Quarter of said Section 14, said point also being the the northwest corner of the Northeast Quarter of said Section 23;
THENCE North 89°17’34” East, along the common line between said Sections 14 and 23, a distance of 883.82 feet to the POINT OF BEGINNING;
THENCE North 01°24’27” West a distance of 1,388.91 feet;
THENCE North 08°33’08” East a distance of 170.84 feet;
THENCE South 81°26’52” East a distance of 20.00 feet;
THENCE South 08°33’08” West a distance of 10.00 feet;
THENCE North 81°26’52” West a distance of 10.00 feet;
THENCE South 08°33’08” West a distance of 38.55 feet;
THENCE South 01°24’27” East a distance of 596.53 feet;
THENCE North 88°35’33” East a distance of 25.00 feet;
THENCE South 01°24’27” East a distance of 25.00 feet;
THENCE South 88°35’33” West a distance of 25.00 feet;
THENCE South 01°24’27” East a distance of 334.27 feet;
THENCE North 88°35’33” East a distance of 61.00 feet;
THENCE South 01°24’27” East a distance of 15.00 feet;
THENCE South 88°35’33” West a distance of 61.00 feet;
THENCE South 01°24’27” East, passing at 537.21 feet the common line between said Sections 14 and 23, and continuing for a total distance of 610.32 feet;
THENCE South 05°22’04” West a distance of 183.62 feet;
THENCE South 01°15’33” East a distance of 475.90 feet;
THENCE North 88°44’27” East a distance of 5.00 feet;
THENCE South 01°15’33” East a distance of 20.00 feet;
THENCE South 88°44’27” West a distance of 15.00 feet;
THENCE North 01°15’33” West a distance of 751.70 feet to the POINT OF BEGINNING.
Said tract containing 58,733 square feet or 1.3483 acres more or less.

A tract of land lying in the East Half of the Northwest Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Northwest Quarter
THENCE South 89°17’34” West, along the north line of the said Northwest Quarter, a distance of 316.92 feet;
THENCE South 00°42’26” East a distance of 12.00 feet to the POINT OF BEGINNING;
THENCE South 00°42’26” East a distance of 30.00 feet;
THENCE South 89°17’34” West a distance of 140.00 feet;
THENCE North 00°42’26” West a distance of 30.00 feet;
THENCE North 89°17’34” East a distance of 140.00 feet to the POINT OF BEGINNING.
Said tract containing 4,200 square feet or 0.0964 acres more or less.

FIRST AMENDED AND RESTATED MEMORANDUM OF LEASE

Dated: March 31, 2010

FIRST AMENDED AND RESTATED MEMORANDUM OF LEASE
Between
BETWEEN
HOLLY REFINING & MARKETING-TULSA LLC,
AS LESSOR
AND
HEP TULSA LLC
AND
HOLLY ENERGY STORAGE-TULSA LLC,
AS LESSEES
Record and return to:
Holly Corporation
100 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Denise C. McWatters
Telecopy: 214.871.3523

SCHEDULE 1.1(b)
MATTERS WHICH ARE NOT PART OF THE PREMISES
1.	Relevant Assets.

2.	Additional Improvements.
Schedule 1.1(b)

SCHEDULE 7.4
INSURANCE REQUIREMENTS
     Lessees agree that during the terms of this Lease they shall maintain property and casualty insurance (including pollution insurance coverage) on the Premises, the Relevant Assets and the Additional Improvements in accordance with customary industry practices and with a licensed, reputable carrier.
Schedule 7.4